UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2022

B. Riley FinanCIAl, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Boulevard, Suite 800

Los Angeles, California 90025

(310) 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 7.375% Series B Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYL	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYZ	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes set forth in Item 8.01 to the Company’s Current Report on Form 8-K filed on December 3, 2021, Item 8.01 to the Company’s Current Report on Form 8-K filed on August 6, 2021, Item 8.01 to the Company’s Current Report on Form 8-K filed on March 29, 2021, Item 8.01 to the Company’s Current Report on Form 8-K filed on January 25, 2021, Item 1.01 to the Company’s Current Report on Form 8-K filed on February 12, 2020, Item 1.01 to the Company’s Current Report on Form 8-K filed on September 23, 2019, Item 1.01 to the Company’s Current Report on Form 8-K filed on May 7, 2019, is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On January 5, 2022, B. Riley Financial, Inc. (the “Company”) filed a prospectus supplement related to the sale from time to time of up to $250,000,000 of the Company’s 6.75% Senior Notes due 2024 (the “2024 Notes”), 6.375% Senior Notes due 2025 (the “2025 Notes”), 6.50% Senior Notes due 2026 (the “6.50% 2026 Notes”), 5.50% Senior Notes due 2026 (the “5.50% 2026 Notes”), 5.00% Senior Notes due 2026 (the “5.00% 2026 Notes”), 6.00% Senior Notes due 2028 (the “6.00% 2028 Notes”) and 5.25% Senior Notes due 2028 (the “5.25% 2028 Notes,” and, together with the 2024 Notes, 2025 Notes, 6.50% 2026 Notes, 5.50% 2026 Notes, 5.00% 2026 Notes and 6.00% 2028 Notes, the “Notes”), Depositary Shares, each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”) (Liquidation Preference Equivalent to $25.00 per Depositary Share) (the “Series A Depositary Shares”) and Depositary Shares, each representing 1/1000th of a share of 7.375% Series B Cumulative Perpetual Preferred Stock (“Series B Preferred Stock”) (Liquidation Preference Equivalent to $25.00 per Depositary Share) (the “Series B Depositary Shares” and, together with the Notes and the Series A Depositary Shares, the “Offered Securities”). The prospectus supplement filed on January 5, 2022 replaces our prior prospectus supplement dated August 11, 2021, leaving up to approximately $135.2 million of Offered Securities available for offer and sale under the prospectus supplement filed on January 5, 2022.

On February 14, 2020, the Company entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc., pursuant to which the Company may offer and sell, from time to time, the Offered Securities. Sales of the Offered Securities pursuant to the Sales Agreement, if any, may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended. The Offered Securities sold pursuant to the Sales Agreement will be issued pursuant to a prospectus dated January 28, 2021, as supplemented by a prospectus supplement dated January 5, 2022, in each case filed with the Securities and Exchange Commission pursuant to the Company’s effective Registration Statement on Form S-3ASR (File No. 333-252513) (the “Registration Statement”), which was automatically effective upon filing on January 28, 2021.

The Notes have been and are issued pursuant to the terms and conditions of an Indenture entered into by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of May 7, 2019, as supplemented by the First Supplemental Indenture dated as of May 7, 2019, the Second Supplemental Indenture dated as of September 23, 2019, the Third Supplemental Indenture dated as of February 12, 2020, the Fourth Supplemental Indenture dated as of January 25, 2021, the Fifth Supplemental Indenture dated as of March 29, 2021, the Sixth Supplemental Indenture dated as of August 6, 2021 and the Seventh Supplemental Indenture dated as of December 3, 2021.

The Series A Preferred Stock is being issued pursuant to the certificate of designation that sets forth the terms of a series of preferred stock consisting of up to 10,000 shares, designated 6.875% Series A Cumulative Perpetual Preferred Stock.

The Series B Preferred Stock is being issued pursuant to the certificate of designation that sets forth the terms of a series of preferred stock consisting of up to 10,000 shares, designated 7.375% Series B Cumulative Perpetual Preferred Stock.

The 2024 Notes, 2025 Notes, 6.50% 2026 Notes, 5.50% 2026 Notes, 5.00% 2026 Notes, 6.00% 2028 Notes and 5.25% 2028 Notes are listed on NASDAQ under the symbols “RILYO,” “RILYM,” “RILYN,” “RILYK,” “RILYG,” “RILYT,” and “RILYZ,” respectively. The Series A Depositary Shares are listed on NASDAQ under the symbol “RILYP” and the Series B Depositary Shares are listed on NASDAQ under the symbol “RILYL.”

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the entire Sales Agreement, included as Exhibit 1.2 to the Company’s Form S-3 filed on February 14, 2020, and incorporated herein by reference.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the 2024 Notes, 6.50% 2026 Notes, 2025 Notes, 6.00% 2028 Notes, 5.50% 2026 Notes, 5.25% 2028 Notes and 5.00% 2026 Notes, included as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 7, 2019, Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on September 23, 2019, Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on February 12, 2020, Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on January 25, 2021, Exhibit 4.6 to the Company’s Current Report on Form 8-K filed on March 29, 2021, Exhibit 4.7 to the Company’s Current Report on Form 8-K filed on August 6, 2021 and Exhibit 4.8 to the Company’s Current Report on Form 8-K filed on December 3, 2021, and incorporated by reference herein and into the Registration Statement.

The foregoing description of the Series A Depositary Shares and Series B Depositary Shares does not purport to be a complete description and is qualified in its entirety by reference to their respective Certificate of Designations, included as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on October 7, 2019 and Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on September 4, 2020, and incorporated by reference here and into the Registration Statement.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of The NBD Group, Inc. relating to the validity of the Offered Securities issuable under the Sales Agreement (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement, dated February 20, 2020, by and between the Company and B. Riley FBR, Inc. (which has subsequently been renamed B. Riley Securities, Inc.) (incorporated by reference to Exhibit 1.2 on Form S-3 filed on February 14, 2020).

4.1	Form of 6.75% Senior Notes due 2024 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 7, 2019).

4.2	Form of 6.50% Senior Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on September 23, 2019).

4.3	Form of 6.375% Senior Notes due 2025 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on February 12, 2020).

4.4	Form of 6.00% Senior Note due 2028 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on January 25, 2021).

4.5	Form of 5.50% Senior Notes due 2026 (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K filed on March 29, 2021).

4.6	Form of 5.25% Senior Notes due 2028 (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed on August 6, 2021).

4.7	Form of 5.00% Senior Notes due 2026 (incorporated by reference to Exhibit 4.8 to the Company’s Current Report on Form 8-K filed on December 3, 2021).

4.8	Certificate of Designation designating the 6.875% Series A Cumulative Perpetual Preferred Stock of B. Riley Financial, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on October 7, 2019).

4.9	Certificate of Designation designating the 7.375% Series B Cumulative Perpetual Preferred Stock of B. Riley Financial, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on September 4, 2020).

5.1	Opinion of The NBD Group, Inc.

23.1	Consent of The NBD Group, Inc. to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY FINANCIAL, INC.

Date: January 5, 2022	By:	/s/ Phillip J. Ahn
	Name:	Phillip J. Ahn
	Title:	Chief Financial Officer & Chief Operating Officer

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